POWER OF ATTORNEY

		For Executing Forms 3, 4 and 5

	The undersigned hereby constitutes and appoints, for the period from the date hereof through September 30, 2005 (unless revoked prior to that date), each of Sabrina Kirkpatrick and William C. Hicks, signing singly, his/her true and lawful attorney-in-fact to:

	(1)	execute for and on behalf of the undersigned Forms 3, 4 and 5 in
		accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

	(2)	do and perform any and all acts for and on behalf of the
		undersigned which may be necessary or desirable to complete the
		execution of any such Form 3, 4 and 5 and the timely filing of such
		form with the United States Securities and Exchange Commission and
		any other authority; and

	(3)	take any other action of any type whatsoever in connection with the
		foregoing which, in the opinion of such attorney-in-fact, may be of
		benefit to, in the best interest of, or legally required by, the
		undersigned, it being understood that the documents executed by
		such attorney-in-fact on behalf of the undersigned pursuant to this
		Power of Attorney shall be in such form and shall contain such
		terms and conditions as such attorney-in-fact may approve in
		his/her discretion.

	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his/her substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 15th day of July, 2005.


							/s/ R. Scott Asen